UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

FIREFLY NEUROSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road, Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

(888) 237-6412
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 27, 2025, Firefly Neuroscience, Inc. (the “Company”) held the 2025 annual meeting of stockholders (the “Annual Meeting”). As of September 4, 2025, the record date for the Annual Meeting, there were 13,448,848 shares of common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 7,435,767 shares were present in person or represented by proxy, which constituted a quorum. The holders of shares of the Common Stock are entitled to one vote for each share held.

At the Annual Meeting, the stockholders voted on four proposals, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2025 (the “Proxy Statement”) and Amendment No. 1 to the Proxy Statement, as filed with the SEC on October 23, 2025 (the “Amendment”), the relevant portions of which are incorporated by reference herein. At the Annual Meeting, stockholders approved Proposals 1,2, 3 and 5, each of which was presented for a vote. Set forth below are the final voting results for each of the proposals, submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1: A proposal to elect two (2) Class II directors to the Board of Directors (the “Board”) to serve until the annual meeting of stockholders to be held in 2028, or until each one’s respective successor has been duly elected and qualified. The proposal was approved as set forth below:

Nominee	For	Withheld	Broker Non-Votes
Brian Posner	3,837,681	82,245	3,515,841
Stella Vnook	3,814,079	105,847	3,515,841

Proposal 2: A proposal to ratify the appointment of Marcum Canada, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025. The proposal was approved as set forth below:

For	Against	Abstain
7,044,440	300,800	90,527

Proposal 3: A proposal to approve an amendment to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the “Plan”) to (i) increase the maximum number of shares available for grant under the Plan (the “Plan Share Limit”) by 317,820 shares of Common Stock, and (ii) on the first day of each calendar year during the term of the Plan, commencing on January 1, 2026 and continuing until (and including) January 1, 2035, to automatically increase the Plan Share Limit to a number equal the lower of (a) four percent (4%) of the total number of shares of Common Stock issued and outstanding on the last calendar day of the prior fiscal year or (b) a number of shares of Common Stock determined by the Board, and the Amendment No.1 to the Plan attached to the Proxy Statement of the Company as Annex A be adopted and approved in all respects with immediate effect. The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
3,678,394	160,838	80,694	3,515,841

Proposal 5: A proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. The proposal was approved as set forth below:

For	Against	Abstain
6,208,007	1,141,830	85,930

On October 23, 2025, the Company filed the Amendment with the SEC, to amend Proposal 4 as “a proposal to approve Certificate of Amendment No. 1 of Amended and Restated Certificate of Incorporation of the Company to increase the total number of authorized shares from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share.” Specifically, Proposal 4 has been revised to present a single, fixed-number increase to the Company’s authorized shares. All prior references to a “range” of authorized shares, or to the Board’s discretion to determine the final number of authorized shares, have been removed. This change was made to ensure compliance with Delaware General Corporation Law, which requires that any increase in authorized shares be stated as a specific number, rather than as a range or a number to be determined at the Board’s discretion. As a result, stockholders are now being asked to approve a specific increase in the number of authorized shares, and the Board will not have discretion to select a number within a range. Given these important changes, the Board believes it is in the best interests of the Company and its stockholders to provide additional time for stockholders to review and consider the revised Proposal 4.

Accordingly, the Chairman of the Annual Meeting only called for a vote on the above listed proposals, with the last proposal considered a vote on Proposal 5, to authorize the adjournment of the Annual Meeting to adjourn the vote on Proposal 4 to a later date in order to permit further solicitation and voting of proxies and to ensure that all stockholders have a fair opportunity to consider the revised Proposal 4. The Chairman then adjourned the Annual Meeting without opening the polls on Proposal 4, which was scheduled on October 31, 2025 to be submitted to a vote of the Company’s stockholders at the Annual Meeting, to allow additional time for voting.

On October 31, 2025, the Company reconvened the Annual Meeting at 10:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/AIFF2025, pursuant to notice duly given. At the Annual Meeting, the holders of 7,631,150 shares of the Common Stock were represented in person or by proxy, constituting a quorum. The stockholders were asked to approve Proposal 4. The stockholders voted to approve Proposal 4 at the Meeting. The vote was as follows:

Proposal 4: A proposal to approve Certificate of Amendment No. 1 of Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc. to increase the total number of authorized shares from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share, was not presented.

For	Against	Abstain
6,185,466	1,303,224	142,460

No other actions were taken at the reconvened meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2025	FIREFLY NEUROSCIENCE, INC.

/s/ Greg Lipschitz
	Name:	Greg Lipschitz
	Title:	Chief Executive Officer

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